SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 25, 2007

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2007, Extra Space Storage Inc. (the “Company”), announced that its operating partnership subsidiary, Extra Space Storage LP (the “Operating Partnership”), closed the acquisition of 12 of the 13 self-storage facilities (the “Properties”) under the previously announced contribution agreement, dated June 15, 2007 (the “Contribution Agreement”), with various limited partnerships affiliated with AAAAA Rent-A-Space (the “Contributors”).  The Operating Partnership expects to complete the acquisition of the remaining Property in mid-July.  The Operating Partnership issued to the primary owners of the Contributors a total of 909,075 newly designated Series A Participating Redeemable Preferred Units (the “Series A Preferred Units”) of the Operating Partnership in exchange for the 12 Properties.

The aggregate value of the contribution consideration for all 13 Properties will be approximately $150.2 million, including the issuance of approximately $130 million of Series A Preferred Units and the assumption of an aggregate of approximately $20 million of third-party debt, approximately $12 million of which will be prepaid upon the acquisition of the Properties.  The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Contribution Agreement, which is filed as Exhibit 10.1 to our current report on Form 8-K dated June 18, 2007, and incorporated herein by reference.

On June 25, 2007, the Operating Partnership entered into a Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) which provides for the designation and issuance of the Series A Preferred Units.  The Series A Preferred Units will have priority over all other partnership interests of the Operating Partnership with respect to distributions and liquidation.  In addition, the Series A Preferred Units will be redeemable at the option of the Contributors on or after September 1, 2008, which redemption obligation may be satisfied, at the Company’s option, in cash or shares of its common stock.   If the Company satisfies this redemption obligation in shares of its common stock, the total number of shares of common stock to be delivered will be equal to the aggregate liquidation value of the Series A Preferred Units tendered for redemption divided by the average closing price of the Company’s common stock for the ten trading days prior to the notice of redemption.  The foregoing description of the Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Partnership Agreement, which is filed as Exhibit 10.1 to this report, and incorporated herein by reference.

On June 25, 2007, the Operating Partnership loaned to the primary owners of the Contributors, approximately $100.0 million (the “Contributor Loans”).  The Contributor Loans will bear interest at 4.85% per annum and will be secured by a pledge of the Series A Preferred Units.  The Contributor Loans will be due upon the earlier of a redemption of the Series A Preferred Units and the tenth anniversary after the Contributor Loans are made.  The foregoing description of the Contributor Loans does not purport to be complete and is qualified in its entirety by reference to the complete text of the promissory note and pledge agreement relating to the Contributor Loans, which are filed as Exhibits 10.2 and 10.3 to this report, respectively, and incorporated herein by reference.

In connection with the issuance of the Series A Preferred Units, the Company also entered into registration rights agreements (each a “Registration Rights Agreement”) with the primary owners of the Contributors.  Pursuant to the terms of the Registration Rights Agreements, the Company has agreed to use commercially reasonable efforts to file with the Securities and Exchange Commission a shelf registration statement on or before the end of September 2008 with respect to shares of the Company’s common stock issuable upon exchange of the Series A Preferred Units and to use commercially reasonable efforts to cause such shelf registration statement to become effective as soon as practicable thereafter.  The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreements, a form of which is filed as Exhibit 10.4 to this report, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information required by this Item 2.01 with respect to the acquisition of the Properties is incorporated by reference from Item 1.01 of this report.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02 with respect to the issuance of the Series A Preferred Units of the Operating Partnership is incorporated by reference from Item 1.01 of this report.

Item 7.01 Regulation FD Disclosure.

On June 26, 2007, the Company issued a press release regarding the closing of the acquisition of 12 Properties pursuant to the Contribution Agreement described above. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits.

Set forth below are the financial statements relating to the completed acquisition described above that are required to be filed as part of this Form 8-K:

(a) Financial Statements of Properties Acquired.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

(b) Pro Forma Financial Information.

The financial information required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

(d) The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Second Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated June 25, 2007.
10.2	Promissory Note, dated June 25, 2007, among Extra Space Storage LP, H. James Knuppe and Barbara Knuppe.
10.3	Pledge Agreement, dated June 25, 2007, among Extra Space Storage LP, H. James Knuppe and Barbara Knuppe.
10.4	Form of Registration Rights Agreement among Extra Space Storage LP, H. James Knuppe and Barbara Knuppe.
99.1	Press release, dated June 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: June 26, 2007	By	/s/ Kent W. Christensen
		Name:	Kent W. Christensen
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Agreement of Limited Partnership of Extra Space Storage LP, dated June 25, 2007.
10.2	Promissory Note, dated June 25, 2007, among Extra Space Storage LP, H. James Knuppe and Barbara Knuppe.
10.3	Pledge Agreement, dated June 25, 2007, among Extra Space Storage LP, H. James Knuppe and Barbara Knuppe.
10.4	Form of Registration Rights Agreement among Extra Space Storage LP, H. James Knuppe and Barbara Knuppe.
99.1	Press release, dated June 26, 2007.